UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: March 8, 2005
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2005-2)
  ---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-109722                     13-3408717
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                  63304
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 8.01.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2005-2. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2005-2 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2005-2 REMIC Pass-Through Certificates.

     On March 28, 2005, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before March 1, 2005) as of March 1, 2005 of $336,275,417.89. The mortgage loans that have original maturities of at least 28 but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before March 1, 2005) as of March 1, 2005 of $260,471,146.60. The mortgage loans that have original maturities of at least 12 but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before March 1, 2005) as of March 1, 2005 of $75,804,271.29. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans, and/or all mortgage loans included in the mortgage loan pool as indicated.

     The total numbers of the pool I mortgage loans and the pool II mortgage loans as of March 1, 2005 were 505 and 141, respectively. The weighted average interest rates of the pool I mortgage loans and the pool II mortgage loans (before deduction of the servicing fee) as of March 1, 2005 were 5.858% and 5.322%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of March 1, 2005 were 358.37 months and 178.14 months, respectively. All mortgage loans have original maturities of at least 12 but not more than 30 years. None of the pool I mortgage loans or the pool II mortgage loans were originated prior to March 1, 2003 and March 1, 2004, respectively, or after March 1, 2005. The weighted average original terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of March 1, 2005 were 359.73 months and 179.54 months, respectively.

     None of the pool I mortgage loans have a scheduled maturity later than March 1, 2035. None of the pool II mortgage loans have a scheduled maturity later than March 1, 2020. Each pool I mortgage loan and pool II mortgage loan had an original principal balance of not less than $45,000 and $35,195, respectively, nor more than $1,000,000.00. No pool II mortgage loans had loan-to-value ratios at origination in excess of 80%. Pool I mortgage loans having an aggregate scheduled principal balance of $3,564,159.06, as of March 1, 2005, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans had loan-to-value ratios in excess of 95%. All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. The weighted average loan-to-value ratios at origination of the pool I mortgage loans and the pool II mortgage loans as of March 1, 2005 were 66.3% and 59.0%, respectively. No more than $3,447,257.71 and $1,019,509.03, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties located in any one zip code. At least 96%(2) and 99%, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-109722).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, or as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans.

     At least 34% and 16%, respectively, of the pool I mortgage loans and pool II mortgage loans, will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment. No more than 49% and 59%, respectively, of the pool I mortgage loans and the pool II mortgage loans, were refinance transactions originated using loan underwriting policies that require proof of income and telephone verification of employment but do not require verification of assets. No more than 3% and 4%, respectively, of the pool I mortgage loans and the pool II mortgage loans, were originated using a loan underwriting policy that requires verification of employment and may require proof of liquid assets, but does not require verification of the prospective borrower's income as stated on the loan application. No more than 7% and 8%, respectively, of the pool I mortgage loans and the pool II mortgage loans, will be mortgage loans originated using stated income loan underwriting policies that do not require proof of the prospective borrowers income as stated on the loan application, do not require proof of assets but do require telephone verification of employment. No more than 7% and 13%, respectively, of the pool I mortgage loans and the pool II mortgage loans, will be mortgage loans originated using streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans for which additional collateral was pledged, taken as a group:

      1.    the number of such mortgage loans is 3;

      2. such mortgage loans had an aggregate scheduled principal balance of $724,149.60;

      3. the weighted average loan-to-value ratio of such mortgage loans, taking into account the loanable value of the pledged additional collateral, is 80.0%; and

      4. the weighted average loan-to-value ratio of such mortgage loans, without taking into account the loanable value of the pledged additional collateral, is 100.0%.

     Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.500%. Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I discount loans and the pool I premium loans were $28,664,828.86 and $231,806,317.74, respectively. The weighted average interest rates of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 5.574% and 5.894%, respectively. The weighted average remaining terms to stated maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 358.84 months and 358.31 months, respectively.

     Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 4.750%. Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 4.750%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II discount loans and the pool II premium loans were $1,160,903.00 and $74,643,368.29, respectively. The weighted average interest rates of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 4.823% and 5.329%, respectively. The weighted average remaining terms to stated maturity of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 180.00 months and 178.11 months, respectively.

      The following tables set forth information regarding the mortgage loans as of March 1, 2005.

                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2003                                  6                         $  3,208,339

2004                                 78                           37,535,790

2005                                421                          219,727,018


Total                               505                         $260,471,147
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2004                                 45                          $21,850,159

2005                                 96                           53,954,112


Total                               141                          $75,804,271
                                    ===                          ===========

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     400                         $205,184,189

Multi-family Dwellings*              18                           10,396,486

Townhouses                           10                            6,025,869

Condominium Units (one to four       19                            7,939,335
 stories high)

Condominium Units (over four         15                            9,050,883
stories high)

Cooperative Units                    43                           21,874,385


Total                               505                         $260,471,147
                                    ===                         ============


-----------
*   Multi-family dwellings are 2-family and 3-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                      125                         $67,705,659

Multi-family Dwellings*               2                              582,089

Townhouses                            1                              396,835

Condominium Units (one to four        8                            4,365,252
stories)

Condominiums Units (over four         4                            2,344,187
stories

Cooperative Units                     1                              410,249

Total                                141                          $75,804,271
                                     ===                          ===========


-----------
*   Multi-family dwellings are 2-family and 3-family.

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            487                         $250,074,660

2-family                             16                            9,015,848

3-family                              2                            1,380,639


Total                               505                         $260,471,147
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            139                          $75,222,182

2-family                              1                              205,199

3-family                              1                              376,890


Total                               141                          $75,804,271
                                    ===                          ===========

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999.99 and under                 7                         $    803,008

$150,000 through $199,999.99          1                              152,844

$200,000 through $249,999.99          3                              609,634

$250,000 through $299,999.99          3                              805,074

$300,000 through $349,999.99          5                            1,648,333

$350,000 through $399,999.99         88                           33,667,224

$400,000 through $449,999.99        110                           47,169,760

$450,000 through $499,999.99         83                           39,645,163

$500,000 through $549,999.99         52                           27,531,284

$550,000 through $599,999.99         37                           21,179,347

$600,000 through $649,999.99         30                           18,814,060

$650,000 through $699,999.99         30                           20,565,066

$700,000 through $749,999.99         15                           10,933,545

$750,000 through $799,999.99          8                            6,242,630

$800,000 through $849,999.99          5                            4,110,008

$850,000 through $899,999.99          8                            7,040,677

$900,000 through $949,999.99          3                            2,728,156

$950,000 through $999,999.99         16                           15,825,334

$1,000,000 and over                   1                            1,000,000


Total                               505                         $260,471,147
                                    ===                         ============

                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999.99 and under                 2                          $   133,834

$150,000 through $199,999.99          1                              199,267

$200,000 through $249,999.99          2                              441,199

$250,000 through $349,999.99          1                              274,013

$350,000 through $399,999.99         22                            8,388,687

$400,000 through $449,999.99         21                            8,988,155

$450,000 through $499,999.99         22                           10,473,843

$500,000 through $549,999.99         13                            6,735,933

$550,000 through $599,999.99         13                            7,638,163

$600,000 through $649,999.99         19                           11,844,884

$650,000 through $699,999.99          5                            3,397,612

$700,000 through $749,999.99          5                            3,662,161

$750,000 through $799,999.99          2                            1,547,341

$800,000 through $849,999.99          1                              817,882

$850,000 through $899,999.99          2                            1,764,308

$900,000 through $949,999.99          5                            4,586,224

$950,000 through $999,999.99          4                            3,910,765

$1,000,000 and over                   1                            1,000,000


Total                               141                          $75,804,271
                                    ===                          ===========

               DISTRIBUTION OF POOL I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.001% to 5.500%                     14                         $  7,841,349

5.501% to 6.000%                    442                          228,141,422

6.001% to 6.500%                     38                           19,203,041

6.501% to 7.000%                     11                            5,285,335


Total                               505                         $260,471,147
                                    ===                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

4.750% to 5.000%                      6                          $ 3,027,340

5.001% to 5.500%                    127                           68,735,002

5.501% to 6.000%                      8                            4,041,929


Total                               141                          $75,804,271
                                    ===                          ===========

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.000% and below                   195                         $102,635,045

65.001% - 75.000%                   135                           68,861,379

75.001% - 80.000%                   166                           85,410,563

80.001% - 85.000%                     1                              204,839

85.001% - 90.000%                     7                            2,993,571

90.001% - 95.000%                     1                              365,750


Total                               505                         $260,471,147
                                    ===                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.000% and below                    84                          $45,605,862

65.001% - 75.000%                    34                           17,594,793

75.001% - 80.000%                    23                           12,603,616


Total                               141                          $75,804,271
                                    ===                          ===========

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               4                         $  2,675,670
Arizona                               7                            3,671,088
California                          161                           84,989,749
Colorado                              5                            2,323,341
Connecticut                          13                            5,990,343
Delaware                              2                              974,195
District of Columbia                  1                              548,269
Florida                              23                           11,332,887
Georgia                              14                            7,106,962
Hawaii                                2                            1,053,064
Idaho                                 1                              501,839
Illinois                             17                            8,141,866
Indiana                               1                              438,295
Kentucky                              1                              649,337
Maryland                             18                            8,941,406
Massachusetts                        21                           12,283,826
Michigan                              3                            2,008,075
Minnesota                             6                            3,000,219
Mississippi                           1                              527,487
Missouri                              6                            2,649,003
Montana                               1                              385,000
Nebraska                              1                              621,850
Nevada                                2                            1,118,043
New Hampshire                         4                            2,220,498
New Jersey                           26                           13,151,543
New Mexico                            2                            1,088,416
New York                             96                           50,536,084
North Carolina                        8                            3,413,416
Ohio                                  1                              523,453
Oregon                                3                            1,129,103
Pennsylvania                         10                            4,998,392
Rhode Island                          1                              600,000
South Carolina                        2                            1,148,153
Tennessee                             1                              429,551
Texas                                 7                            3,871,470
Utah                                  3                            1,837,380
Virginia                             19                            8,230,513
Washington                            8                            4,074,186
Wisconsin                             3                            1,287,175


Total                               505                         $260,471,147
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               2                          $ 1,074,697
Arizona                               1                               99,024
California                           43                           23,724,349
Colorado                              3                            1,670,833
Connecticut                           2                            1,358,154
District of Columbia                  2                            1,026,188
Florida                               8                            4,888,371
Georgia                               1                              502,134
Illinois                              7                            3,681,901
Iowa                                  1                              641,641
Kentucky                              1                              444,400
Louisiana                             2                            1,032,857
Maryland                             11                            5,535,599
Massachusetts                         4                            2,715,855
Michigan                              4                            2,288,329
Minnesota                             2                              979,644
Mississippi                           1                              496,404
Missouri                              1                              975,375
Montana                               1                              441,510
Nebraska                              1                              479,522
Nevada                                1                              437,639
New Jersey                            8                            3,147,474
New Mexico                            1                              458,332
New York                             12                            5,910,235
North Carolina                        2                            1,556,113
Oklahoma                              1                              511,421
Pennsylvania                          1                              662,589
Rhode Island                          1                              434,435
South Carolina                        2                            1,019,284
Texas                                 6                            3,249,013
Vermont                               1                              444,744
Virginia                              3                            1,852,154
Washington                            2                            1,237,786
Wisconsin                             1                              460,307
Wyoming                               1                              365,958


Total                               141                          $75,804,271
                                    ===                          ===========

                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL I MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
                65.000%    65.001%-   75.001%-   80.001%-   85.001%-   90.001%-
                and below   75.000%    80.000%    85.000%    90.000%    95.000%     All Loans
                ---------   -------    -------    -------    -------    -------     ---------
Less than 620    0.00%       0.52%      0.19%      0.08%      0.16%      0.00%         0.96%
620-649          1.39        0.94       0.82       0.00       0.00       0.00          3.15
650-699          7.75        5.77       7.78       0.00       0.19       0.00         21.49
700-749         11.41        9.65      10.63       0.00       0.45       0.14         32.28
750-799         18.04        8.79      12.68       0.00       0.17       0.00         39.68
800 and above    0.82        0.77       0.69       0.00       0.17       0.00          2.44

Total           39.41%      26.44%     32.79%      0.08%      1.14%      0.14%       100.00%
                ======      ======     ======      =====      ====       =====       =======


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL II MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
                 65.000%    65.001%-   75.001%-
                and below   75.000%    80.000%      All Loans
                ---------   -------    -------      ---------
Less than 620    2.64%       1.75%      0.67%           5.06%
620-649          1.17        0.00       0.00            1.17
650-699          7.00        3.80       4.57           15.38
700-749         17.78        9.71       5.15           32.64
750-799         25.68        7.35       6.24           39.26
800 and above    5.89        0.60       0.00            6.49

Total           60.16%      23.21%     16.63%        100.00%
                ======      ======     ======        =======

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: March 8, 2005